Truststreet Properties, Inc.
Robert Lawless - Officer
Shares as of February 25, 2005                                                  Form 3
Initial Form 3 filed 2/25/05

                                                                           Initial shares                 Balance
                                                                            merger date        A/(D)       as of
                                                                              2/25/05          Date       2/25/05
                                                                           ----------------  --------   ----------
DIRECT
     Common stock                                                                0.00                       0.00
     7.5% Series C Redeemable Convertible Preferred Stock                        0.00                       0.00
                                                                           ----------------  --------   ----------
         Subtotal owned by RL Directly                                           0.00           0.00        0.00
                                                                           ----------------  --------   ----------

INDIRECT

     Common stock                                                                0.00                       0.00
     7.5% Series C Redeemable Convertible Preferred Stock                        0.00                       0.00
                                                                           ----------------  --------   ----------
         Subtotal owned by RL Indirectly                                         0.00           0.00        0.00
                                                                           ----------------  --------   ----------

                                                                           ----------------  --------   ----------
Total Shares owned by RL                                                         0.00           0.00        0.00
                                                                           ================  ========   ==========